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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported): April 8, 1997



                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

   Delaware                         1-00041                       94-3019135
(State of                    (Commission File Number)           (IRS Employer
Incorporation)                                               Identification No.)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
               (Address of principal executive offices) (Zip Code)

                                 (510) 467-3000
              (Registrant's telephone number, including area code)

                                       n/a
          (former name or former address, if changed since last report)
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                  Safeway Inc. ("Safeway") hereby amends Item 7 of its Current
Report on Form 8-K filed with the Securities and Exchange Commission on April 23, 1997 (the "Form 8-K") to file financial statements of The Vons Companies, Inc. ("Vons") for the fiscal year ended December 29, 1996 and unaudited pro forma financial information pertaining to Safeway's acquisition of Vons pursuant to the Merger (as defined in the Form 8-K).

Item 7.  Acquisition or Disposition of Assets.

         (a)      Financial Statements of Business Acquired.

                  The financial statements of Vons required by this Item 7(a) are incorporated herein by reference to the financial statements of Vons set forth in the Annual Report on Form 10-K of Vons for the fiscal year ended December 29, 1996, which financial statements are included herewith as Exhibit 99.1.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this Item 7(b) is filed herewith as Exhibit 99.2 and is incorporated herein by reference to the Unaudited Pro Forma Combined Financial Information included in such Exhibit 99.2.

         (c)      Exhibits.

                  The following exhibits are filed with this report:

                   23.1             Consent of KPMG Peat Marwick LLP.

                   99.1 Financial Statements of Vons set forth in the Annual Report on Form 10-K of Vons for the fiscal year ended December 29, 1996.

                   99.2             Unaudited Pro Forma Combined Financial
                                    Information.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 30, 1997

                  SAFEWAY INC.


                  By:     /s/ Michael C. Ross
                          ----------------------------
                          Name:  Michael C. Ross
                          Title:   Senior Vice President - General Counsel